OPPENHEIMER GLOBAL MULTI ASSET-INCOME FUND

Supplement dated September 29, 2017 to the

Summary Prospectus dated February 28, 2017

This supplement amends the Summary Prospectus of Oppenheimer Global Multi-Asset Income Fund (the “Fund”), and is in addition to any other supplement(s).

Effective October 1 , 2017:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.72%	1.03%	0.86%	0.74%	0.51%
Acquired Fund Fees and Expenses	0.36%	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.93%	2.99%	2.32%	1.70%	1.47%
Fee Waiver and Expense Reimbursement[2]	(0.98%)	(1.24%)	(1.07%)	(0.95%)	(0.77%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.75%	1.25%	0.75%	0.70%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class Y shares and 0.70% for Class I shares, as calculated on the daily net assets of the Fund. The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$568	$966	$1,389	$2,565	$568	$966	$1,389	$2,565
Class C	$279	$819	$1,484	$3,267	$179	$819	$1,484	$3,267
Class R	$128	$628	$1,155	$2,602	$128	$628	$1,155	$2,602
Class Y	$77	$446	$840	$1,945	$77	$446	$840	$1,945
Class I	$72	$392	$734	$1,703	$72	$392	$734	$1,703

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

September 29, 2017	PS1637.008